!  mast0310po30.CDI  #CMOVER_3.0B WHOLE_LOAN  !  MAX_CF_VECTSIZE 549

!

!! Created by Intex Deal Maker v3.5.214  ,  subroutines 3.0f2

!!   09/24/2003   1:20 PM

!

!  Modeled in the Intex CMO Modeling Language, (WNYC0063975)

!  which is copyright (c) 2003 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

!

  DEFINE CONSTANT #OrigCollBal = 13431457.00

!

  DEFINE CONSTANT #OrigBondBal = 13431457.00

!

!

       FULL_DEALNAME:    mast0310po30

!

       DEAL SIZE:        $ 13431457.00

       PRICING SPEED:    250% PSA

!      ISSUE DATE:       20031001

       SETTLEMENT DATE:  20031030

!

  Record date delay: 24

!

 DEFINE TR_INDEXDEPS_ALL

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20031001 _

       DEAL_FIRSTPAY_DATE         20031125

!

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

!

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE TRANCHE "30PO"

!

!

Tranche "30PO" SEN_PO

   Block 13431457.00 at 0  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031001  Next 20031125

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 24 Dated 20031001 Next 20031125 Settle 20031030

!

  CLASS "SNR"       NO_BUILD_TRANCHE _

                    = "30PO"

!

!

  CLASS "ROOT" _

                   = "SNR"

!

  CROSSOVER When 0

!

!

 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _

                    PARTIAL_PREPAY Compensate Pro_rata _

                    LOSS           Compensate Pro_rata

!

    Tranche      Cusip         Stated Maturity

    30PO          XXXXXXXXX     20330525

!

!

 CMO Block Payment Rules

------------------------------------

!

  calculate :  "SNR" _

 NO_CHECK  SCHEDULED   FRACTION           = SHARE("SNR"); _

 NO_CHECK  PREPAY      FRACTION           = SHARE("SNR"); _

 NO_CHECK  LIQUIDATE   FRACTION           = SHARE("SNR")

!

------------------------------------

------------------------------------

        from :  CLASS ( "SNR" )

         pay :  SEQUENTIAL ( "30PO#1" )

------------------------------------

!

 Collateral

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20031001    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term

!! BEGINNING OF COLLATERAL

M        1               WL    00    WAC             5.4040 (     13431457.00 /     13431457.00 );     13431457.00                      5.404        5.404            357:1     357:1       357 NO_CHECK BALLOON SCHED_BOTH           356